INDEMNITY AGREEMENT           Exhibit 10(a)(5)(B)
                          REGARDING HAZARDOUS MATERIALS

         THIS INDEMNITY AGREEMENT REGARDING HAZARDOUS MATERIALS (this "Agreement"), is made as of December 28, 2001, by KOGER EQUITY, INC., a Florida corporation, having a mailing address of 433 Plaza Real, Suite 335, Boca Raton, Florida 33432 (the "Borrower"), for the benefit of the Lenders from time to time party to that certain Revolving Credit Loan Agreement, dated as of December 28, 2001 by and among Borrower, Fleet National Bank, as Agent (the "Agent"), and such Lenders (the "Lenders"), as the same may be amended from time to time (the "Credit Agreement").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS Borrower owns certain real property located at 10925 David Taylor Drive and 10926 David Taylor Drive, both in Charlotte, North Carolina and more particularly described in Exhibit A attached hereto and by this reference made a part hereof (the "Real Estate") which shall be the "Mortgaged Property" as defined in the Credit Agreement and more particularly described in the Security Deed (as defined below) (the Real Estate, together with all improvements now or hereafter located in, on or under the Real Estate, collectively referred to as the "Property");

         WHEREAS, pursuant to the Credit Agreement, the Lenders have provided their commitment to provide loans and/or letters of credit in the aggregate amount of up to $125,000,000 to Borrower on a revolving credit basis pursuant to the terms and conditions of the Credit Agreement (the "Loans and LOC Obligations");

         WHEREAS, the Loans and LOC Obligations are or will be evidenced by certain Notes from Borrower to the Lenders (the "Notes") and secured by, among other things, a certain Deed of Trust and Security Agreement from Borrower to the Trustee named therein for the benefit of Agent, conveying the Property as security for the Loans and LOC Obligations under the Credit Agreement and recorded or to be recorded in the public records of the counties where such Property is located (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, the "Security Deed");

         WHEREAS, as a condition to the effectiveness of the Credit Agreement and the making of Loans therunder, the Lenders require Borrower to execute and deliver this Agreement, which provides certain indemnities concerning Hazardous Materials (as hereinafter defined), presently upon, in or under the Property, or hereafter placed or otherwise located thereon or therein; and

         WHEREAS, to induce the Lenders to enter into the Credit Agreement, Borrower has agreed to provide this Agreement for the benefit of the Lenders;

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Agent, by its acceptance of delivery hereof on behalf of the Lenders, and Borrower hereby agree as follows:

         1. Definitions. The following definitions shall apply for purposes of this Agreement:

          (a) "Environmental Law" shall mean any federal, state or local statute, regulation or ordinance or any judicial or administrative decree or decision, whether now existing or hereinafter enacted, promulgated or issued, with respect to any Hazardous Materials, drinking water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste; waste water, storm water run-off waste emissions or wells. Without limiting the generality of the foregoing, the term shall encompass each of the following statutes, and regulations promulgated thereunder, and amendments and successors to such statutes and regulations, as may be enacted and promulgated from time to time: (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified in scattered sections of 26 U.S.C.; 33 U.S.C.; 42 U.S.C. and 42 U.S.C.ss.9601 et seq.); (ii) the Resource Conservation and Recovery Act of 1976 (42 U.S.C.ss. 6901 et seq.); (iii) the Hazardous Materials
               Transportation Act (49 U.S.C.ss.1803 et seq.); (iv) the Toxic Substances Control Act (15 U.S.C.ss.2061 et seq.); (v) the Clean Water Act (33 U.S.C.ss.1251 et seq.); (vi) the Clean Air Act (42 U.S.C.ss.7401 et seq.); (vii) the Safe Drinking Water Act (21 U.S.C.ss.349; 42 U.S.C.ss.201 andss.300f et seq.); (viii) the National Environmental Policy Act of 1969 (42 U.S.C.ss.432); (ix) the Superfund Amendment and Reauthorization Act of 1986 (codified in scattered sections of 10 U.S.C., 29 U.S.C., 33 U.S.C. and 42 U.S.C.); and (x) Title III of the Superfund Amendment and Reauthorization Act (40 U.S.C.ss.1101 et seq.).

          (b) "Hazardous Materials" shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law. Without limiting the generality of the foregoing, the term shall mean and include:

               (i) "hazardous substances" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendment and Reauthorization Act of 1986, or Title III of the Superfund Amendment and
                    Reauthorization Act, each as amended, and regulations promulgated thereunder;

               (ii) "hazardous  waste" as defined in the  Resource  Conservation and Recovery Act of 1976, as amended, and regulations promulgated thereunder;

               (iii)"hazardous  materials" as defined in the Hazardous Materials
                    Transportation Act, as amended, and regulations promulgated thereunder; and

               (iv) "chemical  substance  or  mixture"  as  defined in the Toxic
                    Substances   Control  Act,  as  amended,   and   regulations
                    promulgated thereunder.

          (c) "Indemnified Parties" shall mean the Agent, the Lenders, the Agent's and each Lender's parent, subsidiaries and affiliates, each of their respective shareholders, directors, employees and agents, and the successors and assigns of any of them; and "Indemnified Party" shall mean any one of the Indemnified Parties.

          (d) "Requisite Lenders" shall have the meaning assigned to such term in the Credit Agreement.

          (e) "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, storing, escaping, leaching, dumping, or discarding, burying, abandoning, or disposing into the environment in violation of Environmental Laws or otherwise requiring action to prevent or mitigate damage or threats to the public health, welfare, safety or the environment.

          (f) "Threat of Release" shall mean a substantial likelihood of a Release which requires action to prevent or mitigate damage to the environment which may result from such Release.

         2. Indemnity Agreement. Borrower, covenants and agrees, at its sole cost and expense, to indemnify, defend (at trial and appellate levels and with attorneys, consultants and experts reasonably acceptable to the Agent) and hold each Indemnified Party harmless against and from any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements incurred in investigating, defending against, settling or prosecuting any claim, litigation or proceeding) which may at any time be imposed upon, incurred by or asserted or awarded against such Indemnified Party or the Property and attributable to events, acts or circumstances first occurring prior to or during the period the Borrower maintains an ownership interest in such Property, and arising directly or indirectly from or out of: (A) the Release or Threat of Release of any Hazardous Materials on, in, under, from or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower; (B) the violation of any Environmental Laws relating to or affecting the Property, the Borrower, whether or not caused by or within the control of the Borrower; (C) the failure of the Borrower to comply fully with the terms and conditions of this Agreement, (D) the violation of any Environmental Laws in connection with other real property of the Borrower which gives or may give rise to any rights whatsoever in any party with respect to the Property by virtue of any Environmental Laws; or (E) the enforcement of this Agreement, including, without limitation, (i) the costs of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas affected thereby, (ii) the costs of any actions taken in response to a Release or Threat of Release of any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas affected thereby to prevent or minimize such Release or Threat of Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and (iii) costs incurred to comply with the Environmental Laws in connection with all or any portion of the Property or any surrounding areas affected thereby, except that such indemnity shall not apply to any Release of Hazardous Substances or to any violation of Environmental Laws first occurring after Borrower has been dispossessed of the Property by the appointment of a receiver, foreclosure proceedings pursuant to the Security Deed or a transfer in lieu of such foreclosure. The Agent's, the Lenders' and the other Indemnified Parties' rights under this Agreement shall be in addition to all rights which they may have under the Security Deed, the Credit Agreement, the Notes, and under any other documents or instruments evidencing, securing or relating to the Loans and LOC Obligations (the Security Deed, the Credit Agreement, the Notes, and such other documents or instruments, as amended or modified from time to time, being herein referred to as the "Loan Documents"), and payments by Borrower under this Agreement shall not reduce Borrower's obligations and liabilities under any of the Loan Documents, except for Borrower's environmental indemnity obligations under any such Loan Documents.

         3.       Survival.

          (a) The indemnity set forth above in Paragraph 2 shall survive the repayment and termination of the Loans and LOC Obligations and any exercise by Agent, on behalf of the Lenders, of any remedies under the Security Deed, including, without limitation, the power of sale, or any other remedy in the nature of foreclosure, and shall not merge with any deed given by the Borrower to Agent, on behalf of the Lenders, in lieu of foreclosure or any deed under a power of sale.

          (b) It is agreed and intended by Borrower, Agent and the Lenders that the indemnity set forth above in Paragraph 2 may be assigned or otherwise transferred by the Agent or any Lender to its successors and assigns, without notice to Borrower and without any further consent of Borrower. To the extent consent of any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Borrower in order to maximize the extent and effect of the indemnity given hereby.

         4. No Waiver. The liabilities of Borrower under this Agreement shall in no way be limited or impaired by any amendment or modification of the provisions of the Loan Documents to or with the Agent or any Lender by Borrower or any person who succeeds Borrower as owner of the Property. In addition, notwithstanding any terms of any of the Loan Documents to the contrary, the liability of Borrower under this Agreement shall in no way be limited or impaired by: (i) any extensions of time for performance required by any of the Loan Documents; (ii) any sale, assignment or foreclosure of the Notes or the Security Deed or any sale or transfer of all or part of the Property; (iii) any exculpatory provision in any of the Loan Documents limiting the Agent's recourse to property encumbered by the Security Deed or to any other security, or limiting the Lenders' rights to a deficiency judgment against the Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by the Borrower under any of the Loan Documents; (v) the release of the Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in the Loan Documents by operation of law, the Agent's or the Lenders' voluntary act, or otherwise; (vi) the release or substitution, in whole or in part, of any security for the Notes; or (vii) the Agent's failure to record the Security Deed or file any UCC-1 financing statements (or the Agent's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Notes; and, in such case, whether with or without notice to Borrower and with or without consideration.

         5. Waiver by Borrower. Borrower waives any right or claim of right to cause a marshalling of the assets of Borrower or to cause the Agent, on behalf of the Lenders, to proceed against any of the security for the Loans and LOC Obligations before proceeding under this Agreement against Borrower or to proceed against Borrower in any particular order; Borrower agrees that any payments required to be made hereunder shall become due within ten (10) days after Agent's written request.

         6. Delay. No delay on the Agent's part in exercising any right, power or privilege under any of the Loan Documents, on behalf of the Lenders, shall operate as a waiver of any privilege, power or right hereunder.

         7. Releases. Any one or more of Borrower or any other party liable upon or in respect of this Agreement or the Loans and LOC Obligations may be released without affecting the liability of any party not so released.

         8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. Said counterparts shall constitute but one and the same instrument and shall be binding upon each of the undersigned individually as fully and completely as if all had signed but one instrument so that the joint and several liability of each of the undersigned hereunder shall be unaffected by the failure of any of the undersigned to execute any or all of the said counterparts.

         9. Notices. Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this paragraph 9 referred to as "Notice") must be in writing and shall be deemed to have been sufficiently given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed as follows:

         If to Agent:

                  Fleet National Bank
                  100 Federal Street
                  Boston, Massachusetts 021 10
                  Attn: Structured Real Estate

         with a copy to:

                  Fleet National Bank
                  115 Perimeter Center Place, N.E.
                  Suite 500
                  Atlanta, Georgia 30346
                  Attention:  Lori Y. Litow
                  Telecopy No.:  (770) 390-8434

         If to Borrower:

                  Koger Equity, Inc.
                  433 Plaza Real, Suite 335,
                  Boca Raton, Florida 33432
                  Attention:  Chief Financial Officer
                  Telecopy No.:  (433) 394-0694

Each Notice shall be effective upon delivery and the time period, in which a response to such Notice must be given or any action taken with respect thereto (if any) shall commence to run from the date of receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least ten (10) days prior Notice thereof, the Agent, Borrower shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America, excepting a post office box.

         10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, by telephone or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         11. Binding Effect. Except as herein provided, this Agreement shall be binding upon Borrower and their respective successors and assigns, and shall inure to the benefit of the Agent, the Lenders, the other Indemnified Parties, and their respective successors and assigns. Notwithstanding the foregoing, Borrower, without the prior written consent of the Requisite Lenders in each instance, may not assign, transfer or set over to another, in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder, including, but not limited to, performance of and compliance with conditions hereof.

         12. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and interpreted and determined in accordance with, the laws of the Commonwealth of Massachusetts (excluding the laws applicable to conflicts or choice of law). The Borrower has consented to jurisdiction in Massachusetts and has agreed to service of process in a certain manner with respect to any action or claim arising out of this Agreement pursuant to ss.20 of the Credit Agreement. The Borrower has waived its right to a jury trial with respect to any action or claim arising out of this Agreement pursuant to ss.24 of the Credit Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, Borrower has caused this Agreement to be executed as of the day and year first written above.



Signed, sealed and delivered           KOGER EQUITY, INC., a Florida corporation
by Assignor in the presence of:


         /s/ Lori Y. Litow             By:      /s/ Christopher L. Becker
-------------------------------            ------------------------------
Unofficial Witness                     Christopher L. Becker
                                       Its Senior Vice President
         /s/ Sandra A. Wheeler
-------------------------------
Notary Public                          Attest:
                                       Printed Name:
Commission Expiration Date:            Printed Title:

         [NOTARIAL SEAL]                                 [CORPORATE SEAL]